UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
(Amendment No. 1)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:
[ ]	Preliminary Proxy Statement
[ ]	Confidential for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Rule 14a-12

inTEST Corporation
(Name of Registrant as Specified In Its Charter)

____________________________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies: ______________________________________
	(2)	Aggregate number of securities to which transaction applies: ______________________________________
(3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
______________________________________

	(4)	Proposed maximum aggregate value of transaction: ______________________________________
	(5)	Total fee paid: ______________________________________
[ ]	Fee paid previously with preliminary materials.
[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid: ______________________________________
	(2)	Form, Schedule or Registration Statement No.: ______________________________________
	(3)	Filing Party: ______________________________________
	(4)	Date Filed: ______________________________________

EXPLANATORY NOTE

This Amendment No. 1 to our Schedule 14A (the "Original Schedule 14A"), which was filed with the Securities and Exchange Committee (the "SEC") on May 1, 2017, is being filed to provide a revised proxy card removing director nominee Alyn R. Holt, who passed away on May 13, 2017, and to include James Pelrin who has been nominated for director in place of Alyn R. Holt. All other items of the Original Schedule 14A are incorporated herein by reference without change except for the changes pertaining to Mr. Pelrin's nomination as set forth in the Supplement to the Notice of Annual Meeting and Proxy Statement which was filed with the SEC on May 19, 2017, which is also incorporated herein by reference.

* * * * * * * * * * *

APPENDIX A

PROXY CARD

Proxy - inTEST Corporation

ANNUAL MEETING OF STOCKHOLDERS
JUNE 28, 2017

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF inTEST CORPORATION.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON WEDNESDAY, JUNE 28, 2017: Copies of the Proxy Statement and our 2016 Annual Report to Stockholders are available at http://investor.shareholder.com/intest/annual.cfm?AnnualPage=meeting.

The undersigned, revoking any contrary proxy previously given, hereby appoints Robert E. Matthiessen and Hugh T. Regan, Jr. (the "Proxies"), and each of them, jointly and severally, as attorneys and proxies of the undersigned, with full power of substitution, for and in the name, place and stead of the undersigned, to appear at the Annual Meeting of Stockholders of inTEST Corporation to be held June 28, 2017, and at any postponement or adjournment of the Annual Meeting of Stockholders, and to vote, as designated on the reverse side of this proxy card, all shares of Common Stock of inTEST Corporation held of record by the undersigned on May 9, 2017 with all the powers and authority the undersigned would possess if personally present. The undersigned confers discretionary authority by this proxy as to matters which may properly come before the Annual Meeting, or any postponement or adjournment thereof, including matters which are not timely made known to inTEST Corporation.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE DIRECTOR NOMINEES AND "FOR" PROPOSAL 2.

THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED IN A TIMELY MANNER, WILL BE VOTED AS SPECIFIED ON THE REVERSE SIDE OF THIS PROXY CARD. IF NO DIRECTION IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" EACH OF THE DIRECTOR NOMINEES AND "FOR" PROPOSAL 2.

The undersigned hereby acknowledges receipt of the proxy statement relating to the foregoing matters.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING
THE ENCLOSED ENVELOPE, UNLESS VOTING BY TELEPHONE OR INTERNET.

Electronic Voting Instructions Available 24 hours a day 7 days a week!

Instead of mailing your proxy card, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by
1:00 a.m., Eastern Time, on June 28, 2017.

Vote by Internet
[graphic QR code Omitted]	Go to www.investorvote.com/INTT Or scan the QR code with your smartphone Follow the setups outlined on the secured website
Vote by telephone
Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone Follow the instructions provided by the recorded message

Using a black ink pen, mark your votes with an X as shown in
this example. Please do not write outside the designated areas.     [X]

Annual Meeting Proxy Card

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A. Proposals
The Board of Directors recommends a vote FOR each of the nominees and FOR Proposal 2:
1. Election of the Directors.

	Nominees:	For	Withhold			For	Withhold			For	Withhold
01	Robert E. Matthiessen	[ ]	[ ]	02	James Pelrin	[ ]	[ ]	03	Steven J. Abrams, Esq.	[ ]	[ ]
04	Joseph W. Dews IV	[ ]	[ ]	05	William Kraut	[ ]	[ ]
		For	Against	Abstain
2.	Ratification of the selection of RSM US LLP as our independent registered public accounting firm for the year ending December 31, 2017.	[ ]	[ ]	[ ]

B. Non-Voting Items
Change of Address - Please print new address below.	Comments - Please print your comments below.
________________________________________	________________________________________

C. Authorized Signatures - This section must be completed for your vote to be counted. - Date and Sign Below
Please sign exactly as the name(s) appear hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian or custodian, please give full title.

Date (mm/dd/yyyy)-Please print date below.	Signature 1-Please keep signature within the box.	Signature 2-Please keep signature within the box.
/ /	_________________________________	__________________________________